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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
 to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2001

ALLIANT TECHSYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10582	41-1672694
(Commission File Number)	(I.R.S. Employer Identification No.)

600 Second Street, N.E., Hopkins, Minnesota 55343

(Address of Principal Executive Offices) (Zip Code)

(952) 931-6000

(Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

    This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by us for the purpose of providing the information set forth in a press release issued by Alliant on May 9, 2001, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statement of Businesses Acquired.

  None.

  (b)
  Pro Forma Financial Information.

  None.

  (c)
  Exhibits.

  The following exhibits are filed herewith:

  99.1
  Press Release issued on May 9, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.
By:	/s/ RICHARD N. JOWETT Name: Richard N. Jowett Title: Vice President and Treasurer

Date: May 9, 2001

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SIGNATURES